PROMISSORY NOTE

-----------  ---------  ----------  -------  ---------  -------  -------  --------
PRINCIPAL    LOAN DATE  MATURITY    LOAN NO  CALL/COLL  ACCOUNT  OFFICER  INITIALS
275,000,000  3-05-2003  03-05-2004                                 RGE
-----------  ---------  ----------  -------  ---------  -------  -------  --------
  References In the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan
Any Item above containing ***** has been omitted due to text length limitations.
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BORROWER:  SOUTHEAST COMMUNITY INVESTORS, LLC    LENDER:  THE BANKERS BANK
           134 WEST PARKER STREET                         2410 PACES FERRY ROAD
           BAXLEY, GA  31513                              600 PACES SUMMIT
                                                          ATLANTA, GA  30339-4098
==================================================================================

PRINCIPAL AMOUNT: $275,000.00  INITIAL RATE: 4.000%  DATE OF NOTE: MARCH 5, 2003

PROMISE TO PAY. SOUTHEAST COMMUNITY INVESTORS, LLC ("Borrower") promises to pay to THE BANKERS BANK ("Lender"), or order, in lawful money of the United States of America, the principal amount of Two Hundred Seventy-five Thousand & 00/100 Dollars ($275.000,00), together with interest on the unpaid principal balance from March 5. 2003, until paid in full.

PAYMENT. Borrower will pay this loan in one principal payment of $275,000.00 plus interest on March 5, 2004. This payment due on March 5, 2004, will be for all principal and all accrued Interest not yet paid. In addition, Borrower will pay regular quarterly payments of all accrued unpaid interest due as of each payment date, beginning June 5.2003, with all subsequent interest payments to be due on the same day of each quarter after that. Unless otherwise agreed or required by applicable law, payments will be applied first to any unpaid collection costs and any late charges, then to any unpaid interest, and any remaining amount to principal. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE. The Interest rate on this Note is subject to change from time to time based on changes in an independent index which is the Prime Rate as published in the Money Rates section of the Wall Street Journal, Eastern Edition, printed edition (the "Index"). The Index is not necessarily the lowest rate charged by Lender on its loans. If the Index becomes unavailable during the term of this loan, Lender may designate a substitute Index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. The interest rate change will not occur more often than each day. Borrower understands that Lender may make loans based on other rates as well. The Index currently is 4.250% per annum. The interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.250 percentage points under the Index, resulting in an initial annual rate of simple interest of 4.000%. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, early payments will reduce the principal balance due. Borrower agrees not to send Lender payments marked "paid in full", "without recourse", or similar language. If Borrower sends such a payment, Lender may accept it without losing any of Lender's rights under this Note, and Borrower will remain obligated to pay any further amount owed to Lender. All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes "payment in full" of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to: THE BANKERS BANK, 2410 Paces Ferry Road, 600 Paces Summit, Atlanta, GA 30339-4098.

LATE  CHARGE.  If  a  payment  is 15 days or more late, Borrower will be charged
$100.00,  regardless  of  any  partial  payments  Lender  has  received.

INTEREST AFTER DEFAULT. Upon default, including failure to pay upon final maturity, at Lender's option, and if permitted by applicable law, Lender may add any unpaid accrued interest to principal and such sum will bear interest therefrom until paid at the rate provided in this Note (including any increased rate). Upon default, Lender, at its option, may, if permitted under applicable law, increase the variable interest rate on this Note 3.000 percentage points. The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT. Each of the following shall constitute an event of default ("Event of Default") under this Note:

     PAYMENT DEFAULT. Borrower fails to make any payment when due under this Note,

     OTHER DEFAULTS. Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Note or in any of the related documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

                                PROMISSORY NOTE
                                  (Continued)                             Page 2
================================================================================

     DEFAULT IN FAVOR OF THIRD PARTIES. Borrower or any Grantor defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the related documents.

     FALSE STATEMENTS. Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower's behalf under this Note or the related documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

     DEATH OR INSOLVENCY. The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower's existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

     CREDITOR OR FORFEITURE PROCEEDINGS. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the loan. This includes a garnishment of any of Borrower's accounts, including deposit accounts, with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

     EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any guaranty of the indebtedness evidenced by this Note. In the event of a death, Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

     ADVERSE CHANGE. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of this Note Is Impaired.

     CURE PROVISIONS. If any default, other then a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default; (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS' FEES; EXPENSES. Lender may hire or pay someone else to help collect this Note if Borrower does not pay. Borrower will pay Lender that amount. This includes, subject to any limits under applicable law, Lender's costs of collection, including court costs and fifteen percent (15%) of the principal plus accrued interest as attorneys' fees. If any sums owing under this Note are collected by or through an attorney at law, whether or not there is a lawsuit, and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), and appeals. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

GOVERNING LAW. THIS NOTE WILL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH FEDERAL LAW AND THE LAWS OF THE STATE OF GEORGIA. THIS NOTE HAS BEEN ACCEPTED BY LENDER IN THE STATE OF GEORGIA.

CHOICE OF VENUE. If there is a lawsuit, Borrower agrees upon Lender's request to submit to the jurisdiction of the courts of Cobb County, State of Georgia.

RIGHT OF SETOFF. To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower's accounts with Lender (whether checking, savings, or some other account). This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future. However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts.

COLLATERAL. Borrower acknowledges this Note is secured by 3.77 ACRES LOCATED ON WEST PARKER STREET IN BAXLEY, APPLING COUNTY, GEORGIA; SEE EXHIBIT "A" ATTACHED HERETO AND INCORPORATED HEREIN BY REFERENCE.

                                PROMISSORY NOTE
                                  (Continued)                             Page 3
================================================================================

SUCCESSOR INTERESTS. The terms of this Note shall be binding upon Borrower, and upon Borrower's heirs, personal representatives, successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

GENERAL PROVISIONS. Lender may delay or forgo enforcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties waive any right to require Lender to take action against any other party who signs this Note as provided in O.C.G.A. Section 10-7-24 and agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lender's security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made. The obligations under this Note are joint end several.

THIS  NOTE  IS  GIVEN  UNDER SEAL AND IT IS INTENDED THAT THIS NOTE IS AND SHALL
CONSTITUTE  AND  HAVE  THE  EFFECT  OF  A  SEALED  INSTRUMENT  ACCORDING TO LAW.


BORROWER:



SOUTHEAST  COMMUNITY  INVESTORS,  LLC


BY:
   ------------------------------------------
     LLOYD  GUNTER,  PRESIDENT  &  CEO  OF
     SOUTHEAST  COMMUNITY  INVESTORS,  LLC

LENDER:


THE  BANKERS  BANK


X
  ------------------------------------------
    Authorized  Signer


================================================================================


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